CITIZENS & NORTHERN CORPORATION - FORM 10 - Q

EXHIBIT 32


                                 CERTIFICATIONS
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citizens & Northern Corporation (the Corporation) on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to each of the undersigned's best knowledge:

     (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

August 11, 2003                      By: Craig G. Litchfield /s/
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Date                                     Chairman, President and Chief Executive
                                         Officer



August 11, 2003                      By: Mark A. Hughes /s/
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Date                                     Treasurer and Chief Financial Officer











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